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                                                                       Exhibit 5

                                                      APPLICATION FOR INDIVIDUAL
                                                      VARIABLE AND FIXED ANNUITY

THE PENN MUTUAL LIFE INSURANCE COMPANY
Philadelphia, Pa.  19172

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1    MARKET TYPE:  (Choose one)                                    2  DEATH BENEFIT OPTION:  (Choose one)

[_]  Non-Qualified
[_]  IRA - (Select Type)                                           [_]  Standard          If no option is elected, the contract

     [_] Rollover     [_] Transfer     [_] Custodial               [_]  Rising Floor      will be issued with a Standard
[_]  403(b) Transfer                                               [_]  Step Up           Death Benefit.

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3  CONTRACT OWNER:                                                 4  ANNUITANT:  (If different from Contract Owner)

------------------------------------------------------             ----------------------------------------------------
Name (First, Middle, Last) (Please Print)                          Name (First, Middle, Last) (Please Print)

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Address                                                            Address

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City                     State    Zip Code                         City               State    Zip Code

--------------------------------------------------------           ------------------------------------------------------
Date of Birth        Sex                                           Date of Birth             Sex

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Social Security No./Tax ID                                         Social Security No./Tax ID

--------------------------------------------------------           --------------------------------------------------------
Daytime Telephone Number                                           Daytime Telephone   Number

--------------------------------------------------------           --------------------------------------------------------
Employer Name                                                      Employer Name

--------------------------------------------------------           --------------------------------------------------------
City                   State    Zip Code                           City                     State    Zip Code

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5  BENEFICIARIES:                                                  6  ANNUITY DATE:
   PRIMARY BENEFICIARY: ______________________________________        SELECT ANNUITY DATE:

   Social Security No.:  _____________________________________                       MO.                DAY             YR.

   Relationship to Annuitant: ________________________________                                           01

   CONTINGENT BENEFICIARY: ___________________________________        If no date is selected, the Annuity Date will be the later of the first day of the month following the Annuitant's 95th
   Social Security No.: ______________________________________        birthday or 10 years after the issue date.

   Relationship to Annuitant: ________________________________

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7  PURCHASE PAYMENT:  ($25,000 Minimum)                               MAKE CHECK PAYABLE TO:
   PURCHASE PAYMENT $ _________________________                       The Penn Mutual Life   Insurance Company
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8  DOLLAR COST AVERAGING:
   Allocate ________ % of my initial purchase payment to the following Dollar Cost Averaging Source Account (select one):
     [_]  AMT Limited Maturity Bond Fund; [_]  Quality Bond Fund;  [_]  Money Market Fund.
   Over a _____ month period (maximum is 60 months) transfer the initial allocated purchase payment in equal monthly payments based on the allocation listed in the Fund Allocation section below. The first monthly transfer will take place on the 15th of the month following the date of issue and each month thereafter for the period indicated above. The Dollar Cost Averaging Program will terminate on the earlier of the end of the period indicated above or after exhausting all amounts for the source account indicated above.
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9  FUND ALLOCATION: (Indicate whole percentages. Total allocations in this section must equal 100%.) Select the Variable Investment
   Options and/or Fixed Interest Options that will be used to allocate the initial purchase payment (less the Dollar Cost Averaging
   Amount); the subsequent purchase payments and the monthly dollar cost averaging transactions.
          FIDELITY INVESTMENTS                NEUBERGER & BERMAN                       VONTOBEL USA
          ---- % VIP Equity Income            ----  % AMT Limited Maturity Bond        ----  % International Equity
          ---- % VIP Growth                   ----  % AMT Balanced                     AMERICAN CENTURY
          ---- % VIP II Asset Manager         ----  % AMT Partners                     ----  % VP Capital Appreciation
          ---- % VIP II Index 500                                                      MORGAN STANLEY
          INDEPENDENCE CAPITAL (ICMI)         OPCAP ADVISORS                           ----  % Emerging Markets Equity  (Int'l)
          ---- % Money Market                 ----  % Value Equity                     THE PENN MUTUAL LIFE INSURANCE COMPANY
          ---- % Quality Bond                 ----  % Small Capitalization             FIXED INTEREST OPTIONS
          ---- % Growth Equity                T. ROWE PRICE                            ----  % 1 Year Fixed Interest (not available
          ICMI/ROBERTSON STEPHENS             ----  % High Yield Bond                  with Dollar Cost Averaging)
          ---- % Emerging Growth              ----  % Flexibly Managed
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PM 5798                                                                                                                 Version 8/98

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VALUES AND PAYMENTS UNDER THIS CONRACT, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE. THEY MAY
DECREASE OR INCREASE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.
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10  REPLACEMENT: IS THIS ANNUITY INTENDED TO REPLACE OR CHANGE EXISTING LIFE INSURANCE OR ANNUITIES? [_] Yes [_] No
    If yes, list insurance company and policy number in the Remarks Section. If this is an exchange under IRC Section 1035, attach necessary 1035 Exchange Forms.
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11  NOTICES:
    FRAUD - Any person, who knowingly and with intent to defraud any insurance company or other person, files an application for
    -----
    insurance or a statement of claim containing any materially false information or conceals for the purpose of misleading information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.
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12  ACKNOWLEDGEMENT:
        I hereby represent that my answers to the above sections are correct and true to the best of my knowledge and belief. By signing below, I understand that:
    a)  The contract value and annuity payments, when based on investment experience of a separate account, are variable and are not guaranteed as to a fixed dollar amount;
    b)  This annuity is a long term commitment to meet insurance needs and financial goals; and I acknowledge receipt of the most recent prospectus;
    c)  The annuity applied for is suitable for my investment objectives and my financial situation and needs; and
    d)  The owner has the privilege of Telephone Transfers.

    VALUES AND PAYMENTS UNDER THIS CONTRACT, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE. THEY MAY

    DECREASE OR INCREASE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

SIGNATURES:

Signed at: ____________________________           ______________________________          _____________________________________
           City                                   State                                   Date Signed

____________________________                      ________________________________________________________
Signature of Contract Owner                       Signature of Annuitant (if different from Contract Owner)
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13  REGISTERED REPRESENTATIVE:
    Do you have any reason to believe the contract applied for is to replace existing insurance or annuities? [_] Yes [_] No


_________________________________________       ____________________________________________________________________________________
Signature of Registered Representative          Printed Name of Registered Representative                State  License Number
(Resident agent if required by law)

________________________________________        ____________________________________________________________________________________
Telephone No.                                   Office Code (3 digit)                          Representative Code (5 digit)

________________________________________        ____________________________________________________________________________________
Office/Firm Name                                Broker/Dealer Name

     Commission Information                 Office                         5-Digit
          Representative                  Code Number                 Representative Code                     Percent (%)

____________________________       __________________________      ________________________________      __________________________


____________________________       __________________________      ________________________________      __________________________

____________________________       __________________________      ________________________________      __________________________

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14  SEND APPLICATION, CHECK & OTHER REQUIRED FORMS TO:

                              The Penn Mutual Life Insurance Company
                              600 Dresher Road - C2L
                              Horsham, PA  19044
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15  REMARKS:
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PM 5798                                                                                                                Version 8/98

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